Condensed Financial Information of the Parent Company (Unaudited) - Schedule of Parent Company Statement of Income (Loss) and Comprehensive Income (Loss) (Details) - Parent Company [Member] - USD ($)	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Schedule of Parent Company Statement of Income (Loss) and Comprehensive Income (Loss) [Line Items]
INCOME (LOSS) OF SUBSIDIARIES	$ (3,214,613)	$ 869,028	$ 370,919
COSTS AND EXPENSES
General and Administrative expenses	2,972,898	503,937	429,246
Total costs and expenses	2,972,898	503,937	429,246
INCOME (LOSS) FROM OPERATION	(6,187,511)	365,091	(58,327)
INCOME (LOSS) BEFORE INCOME TAXES	(6,187,511)	365,091	(58,327)
PROVISION FOR INCOME TAXES
Net income (loss)	(6,187,511)	365,091	(58,327)
OTHER COMPREHENSIVE INCOME (LOSS)
Foreign currency translation adjustment	(284,080)	(86,450)	(1,409,431)
COMPREHENSIVE INCOME (LOSS)	$ (6,471,591)	$ 278,641	$ (1,467,758)